BABSON
ENTERPISE
FUND

Annual Report
November 30, 1997

JONES & BABSON
MUTUAL FUNDS



MESSAGE
To Our Shareholders

As investors are well aware, the markets have been surprisingly strong again in 1997. Babson Enterprise Fund finished its fiscal year with a total return (price change and reinvested distributions) of 33.5% for the 12 months ended November 30, 1997. This solidly outpaced the returns of both the unmanaged Russell 2000 and the unmanaged Standard & Poor's 500 indexes. The small capitalization stocks comprising the Russell 2000 had a total return of 23.4% while the larger capitalization stocks making up the S&P's 500 index achieved a total return of 28.5% for the same period.

We are very pleased that the small stocks in your portfolio performed so well, especially in a year where large capitalization stocks, in general, outperformed small capitalization stocks. Three very strong months for small cap stocks (May, August, and September) were not enough to break the trend of the last two years of large cap stocks outperforming.

Going forward we continue to believe that small cap stocks are well positioned relative to large cap stocks. Valuation statistics show that small capitalization stocks are at low historic levels of price/earnings, price/sales, and price/cash flow ratios relative to large capitalization stocks. And, the primary macroeconomic trends are more positive for the small cap sector.

Positive earnings comparisons in the more economically sensitive smaller companies should be sustained by a healthy domestic economy. In addition, the strong dollar should favor small companies since small companies have less exposure internationally (a recent analysis by Prudential Securities showed that only 6.8% of small cap company's sales are overseas while 21.5% of large caps are). The strong dollar means a more difficult competitive environment for large companies, and a negative swing from translating foreign earnings to U.S. dollars. Also, the financial crisis in Asia and Latin America that has roiled world markets should disadvantage the heavy domestic exposure of small caps much less than it disadvantages large caps. The final factor favoring small cap stocks is the recent reduction in the capital gains tax rate. This should be positive for smaller caps because they are traditionally bought for capital appreciation.

A discussion of small cap funds as well as the analytical process of managing small and micro cap funds follows in the Portfolio Review.

The following companies were added to the portfolio in the Fund's fiscal second half: Capital Corp. of the West (bank holding company operating in California's Central Valley), Defiance (provides high precision machined components and tooling and testing services to the auto industry), Ennis Business Forms (manufactures custom business forms for small businesses), E'town (distributes water to domestic, commercial, and industrial customers), Optek Technology (manufactures custom optoelectronic and magnetic sensors), Pulaski Furniture (produces and sells furniture products), Schawk (provides digital imaging pre-press services for the consumer products industry), Spectrum Control (manufactures electromagnetic filters that reduce interference for electronic devices), Titan (develops communications software for satellite communication systems), TransTechnology (manufactures highly engineered fasteners and rescue hoists).

On December 26, 1997, the Fund distributed an ordinary income dividend of $0.21 per share and long-term capital gains of $2.27. For corporate shareholders, 100% of ordinary income distributions qualify for the corporate dividends received deduction.

Thank you for your interest and participation in Babson Enterprise Fund. We welcome your comments and questions.

Sincerely,
/s/ Larry D. Armel
Larry D. Armel
President



PORTFOLIO REVIEW

Babson Enterprise Fund is a no-load mutual fund invested in common stocks of smaller, faster growing companies which at the time of purchase are considered to be realistically valued in the smaller company sector of the market.

With the incredible proliferation of mutual fund products, and the confusion engendered by the increasing division of those funds by market capitalization, and by style, we thought it might be helpful to step back a bit and talk about some of the unusual challenges in micro and small cap investing as it is embodied in Enterprise Fund and Enterprise Fund II.

One of the more difficult issues relating to small and micro cap investing is determining what size companies fit into these categories. Over the years, this has proved to be a moving target.

When we launched Babson Enterprise Fund at the end of 1983, it was one of twenty-three funds categorized by Lipper Analytical Services as a "Small Company Fund."

It is now widely defined as a "Micro Cap Fund" even though the average size of the companies in the Fund has actually increased, from approximately $110 million in market capitalization to $189 million. What happened during the period is that the size and parameters of the investment world around us increased substantially faster.

As shown below the market capitalization of the Russell 2000 (the most widely used index of small companies) and that of the average small cap fund monitored by Morningstar, Inc. has increased rapidly in the last seven years.

Average Small Cap Market Capitalization
(in millions)
                          6/97  6/96  6/95  6/94  6/93  6/92  6/91  6/90
Russell 2000 Weighted
 Median Market Cap      $ 620   500   390   330   290   210   180   180
Small Cap Mutual Fund
 Weighted Median
 Market Cap             $ 764   688   526   461   535   442   453   373
Number of Small
 Cap Funds                539   408   312   206   135    85    66    65
Source: Frank Russell, Morningstar

The average company in Enterprise Fund II is slightly over $600 million which puts it comfortably into the "small cap" category.

Defining small and micro cap is one thing, but finding investment ideas and putting a portfolio together is much more important. Idea generation is the lifeblood of our Funds, and, as shown below, is very different for different company sizes.

Idea Generation
                        LARGE CAP       SMALL CAP       MICRO CAP
Wall Street		Big Help	Moderate Help	Very Little Help
Database Coverage       All Companies   Most Companies  Few Companies
Universe Size           Limited         Moderate        Huge
Universe Turnover       Limited         Substantial     Substantial

You will find a major difference in the time and effort allocated to come up with small and micro cap ideas in comparison with generating large cap ideas. There are very few large companies that haven't been researched closely by Wall Street analysts, so that one's job as a large cap portfolio manager is largely taking the comments of all these researchers and analyzing them. At the other extreme, very few analysts look at micro cap companies so a lot of time is spent getting basic information - sometimes just getting annual reports can be a challenge.

CHART
Number of Analysts' Estimates/Companies by Market Capitalization

The chart graphically illustrates this. The largest companies - those over $4 billion in market cap - have, on average, 17 analysts covering each of them, while those companies less than $100 million in size have, on average, less than one analyst following them. Obviously, this means that a substantial portion of these companies have no analysts following them at all.

Similarly, computer accessible databases include all large companies, and even most small companies, but many fewer companies as you progress into the micro cap arena. Another issue is the number of companies in each category. Take a second look at the chart above, and one sees there are less than 500 companies in the large cap - above $4 billion - sector, but there are over 1,500 in the $200 million to $800 million range -basically small cap, and almost 5,500 in the micro cap - less than $200 million - group.

To make things worse for small and micro cap managers, the universe of companies is not only huge, but it turns over rapidly as new companies come public and older companies move up in market cap, while others are acquired or run into trouble and disappear.

By contrast, small and micro cap managers, unless they are passive or index managers where the computer does most of the work, need a lot of people to help with the research and analysis.

Not only do they need a lot of people, but they often need a different kind of person. They need people willing to be investigative reporters
- to dig into barely touched territories to get information.

These people also need to be able to analyze companies that operate in a more dynamic, high risk environment. Smaller companies face a whole raft of risks that tend to be muted in larger companies.

They are often single product companies, with a narrow list of customers, more limited financial resources, and more difficult management challenges, such as handling the transition from entrepreneurial to professional management, and succession hurdles in closely held companies.

Finally, people analyzing such smaller companies have to constantly fight to maintain an emotional distance from the company and its management. When you find a great little company that no other institutional money manager has ever owned, it's hard not to almost get a sense of psychological ownership in that company.

Large companies usually have a professional investor relations department, but at small companies your contact is very often the Chief Executive Officer. You get to know that person, that person's family, and his or her dreams and ideals. In short, you can easily get personally involved so that selling your position in the company becomes more difficult. It's always been a cardinal rule in investing to "never fall in love with a company." It's so much harder to resist the temptation in small companies.

In sum, managing micro and small cap portfolios presents a lot of unusual challenges and can consume a lot of resources. However, for those of us who love to find and analyze companies that very few investors have taken an in-depth look at, and thus can be very attractive investments, it is the most satisfying job in the business.

David L. Babson & Co. Inc.


PORTFOLIO REVIEW

CHART
Babson Enterprise Fund versus Russell 2000
*Unmanaged stock index

Babson Enterprise Fund's average annual compounded return for one, five and ten year periods as of November 30, 1997, were 33.49%, 17.82% and 19.10%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
November 30, 1997

        S&P                                                                                  MARKET VALUE
      RANKING** SHARES  COMPANY                                      COST                    (NOTE 1-A)
COMMON STOCKS - 97.57%
BASIC MATERIALS - 8.71%
	NR	129,900	Brady (W.H.) Co. Cl. A
                          (Identification and labeling systems) $    1,110,684          $    3,994,425
	B	112,600	Furon Co.
                          (Polymer based products)                   1,493,443               4,447,700
	B	180,300	Material Sciences Corp.*
                          (Coatings and laminates)                   1,599,023               2,648,156
	C	288,050	Nord Resources Corp.*
                          (Rutile and kaolin production)             1,891,266                 504,088
	NR	114,350	PENWEST Ltd.
                          (Specialty starch based products)          2,269,171               4,202,362
	B	208,600	Tab Products Co.
                          (Color-coded filing systems)               2,451,521               3,024,700
                                                                    10,815,108              18,821,431
CAPITAL GOODS - 29.45%
	B+	152,300	American Precision Industries Inc.
                          (Heat exchangers)                          2,192,943               3,331,563
	B	117,200	Apogee Enterprises, Inc.
                          (Commercial window systems)                  456,473               2,593,050
	NR	152,426	Athey Products Corp.*
                          (Street sweepers)                          1,475,747                 652,566
	NR	123,200	Atkinson (Guy F.) Co.*
                          (Construction)                               915,461                 450,444
	B-	392,100	Brown & Sharpe Manufacturing Co. Cl. A*
                          (High tolerance measuring tools)           4,819,370               4,019,025
	NR	283,800	Congoleum Corp. New Cl. A*
                          (Vinyl flooring)                           3,175,908               2,891,213
	NR	228,900	Corrpro Companies, Inc.*
                          (Corrosion control services)               1,919,080               3,233,212
	B-	233,404	Daniel Industries, Inc.
                          (Metering devices and valves)              2,682,492               4,332,562
	NR	248,300	Farrell Corp. New                                (Rubber and plastic processing
                           equipment)                                1,655,638                 884,569
	NR	132,500	Flir Systems, Inc.*
                          (Night vision systems)                     1,960,041               2,616,875
	NR	87,400	Industrial Acoustics Company, Inc.
                          (Noise control products)                   1,320,575                 972,325
	B+	201,200	Instron Corp.
                          (Materials testing instruments)            2,564,522               3,420,400
	NR	163,900	Kaman Corp. Cl. A
                          (Industrial distribution/aerospace
                           products)                                 2,447,207               3,032,150
	C	117,700	K-Tron International, Inc.*
                          (Industrial feeders and blenders)          1,428,991               2,118,600
	B	113,418	Kuhlman Corp.
                          (Electrical transformers)                    717,213               4,005,073
	B-	478,700	Lamson & Sessions Co.*
                          (Electrical equipment supplier)             3,754,951              3,111,550
	B-	105,800	Moog, Inc. Cl. A*
                          (High performance control systems)         1,222,233               3,848,475
	B	186,165	Newcor, Inc.
                          (Automobile assembly systems)              1,659,736               1,605,673
	B	138,700	Pacific Scientific Co.
                          (Aerospace and industrial products)          909,883               2,201,862
	B-	116,100	Schawk, Inc. Cl. A
                          (Pre-press services)                         931,200               1,320,637
	B-	45,800	SPS Technologies, Inc.*
                          (Aerospace fasteners)                        475,712               2,003,750
	B+	152,600	Starrett (L.S.) Co. Cl. A
                          (Tools and precision instruments)          3,749,118               5,875,100
	C	155,400	Terex Corp. New*
                          (Heavy-duty off-highway trucks and
                           cranes)                                   1,545,286               3,185,700
        B        72,800 TransTechnology Corp.
                          (Highly engineered fasteners)              2,002,047               1,965,600
                                                                    45,981,827              63,671,974
CONSUMER CYCLICAL - 15.15%
	B-	109,900	Baldwin Piano & Organ Co.*
                          (Keyboard instruments)                     1,525,335               1,813,350
        B-       39,200 Defiance, Inc.
                          (Auto supplier)                              296,232                 311,150
        B+       83,800 Fab Industries, Inc.
                          (Textile fabrics)                          2,286,872               2,493,050
	B+	291,370	Falcon Products, Inc.
                          (Table pedestals)                          2,580,689               4,479,814
	C	203,100	Gottschalks, Inc.*
                          (Specialty-apparel stores)                 1,547,158               1,739,044
	B	194,800	Helen of Troy Ltd.*
                          (Hair care appliances)                       524,269               2,775,900
	C	202,800	Jacobson Stores, Inc.*
                          (Upscale department store chain)           2,645,133               2,180,100
	B+	133,900	Oneida Ltd.
                          (Stainless steel flatware)                 1,858,284               5,029,619
	C	371,300	Pentech International, Inc.*
                          (Writing instuments)                       1,150,869               1,067,488
        B         6,400 Pulaski Furniture Corp.
                          (Furniture)                                  122,802                 124,800
	B	269,500	Shelby Williams Industries, Inc.
                          (Contract seating)                         2,842,937               4,379,375
	NR	318,100	Spartan Motors, Inc.
                          (Chassis for RV's, buses and
                           firetrucks)                               2,415,689               1,809,194
	B-	184,000	Swiss Army Brands, Inc.*
                          (Swiss Army knives)                        1,707,357               1,863,000
	NR	184,000	Walbro Corp.
                          (Auto fuel injection systems)              2,847,747               2,679,500
                                                                    24,351,373              32,745,384
CONSUMER STAPLES - 6.37%
        B        50,100 Genesee Corp. Cl. B
                          (Regional brewer)                          2,043,046               2,248,237
        B       271,300 J&J Snack Foods Corp.*
                          (Soft pretzels and other snack
                           foods)                                    3,031,424               4,510,362
        A        24,300 Marsh Supermarkets, Inc. Cl. A
                          (Indiana-Ohio supermarkets)                  368,877                 367,538
        A        42,000 Marsh Supermarkets, Inc. Cl. B
                          (Indiana-Ohio supermarkets)                  585,321                 619,500
	B	209,800	Northland Cranberries, Inc. Cl. A
                          (Cranberry grower)                         2,154,937               2,950,312
        B-       22,700 Rykoff-Sexton, Inc.
                          (Foodservice product distribution)           335,695                 509,331
	NR	211,450	Sanderson Farms, Inc.
                          (Chickens)                                 2,169,590               2,563,831
                                                                    10,688,890              13,769,111
ENERGY - 6.39%
	NR	202,800	American Oilfield Divers, Inc.*
                          (Undersea construction and
                           maintenance)                              2,129,712               2,636,400
	NR	333,300	Matrix Service Co.*
                          (Petroleum refining maintenance)           1,556,229               2,645,569
        NR       96,500 Petroleum Helicopters, Inc.
                          (non-voting) (Gulf of Mexico
                           helicopter transportation)                1,009,845               2,002,375
        NR       78,700 Petroleum Helicopters, Inc.
                          (voting) (Gulf of Mexico
                           helicopter transportation)                  928,534               1,701,888
	C	257,000	Tokheim Corp.*
                          (Petroleum dispensing systems)             2,670,020               4,834,813
                                                                     8,294,340              13,821,045
FINANCIAL - 3.88%
        NR       53,600 Capital Corp. of the West
                          (California bank holding company)            643,588                 743,700
        NR       60,700 Cass Commercial Corp.
                          (Freight payment services)                 1,520,075               1,525,087
        NR       63,900 Trans Financial, Inc.
                          (Kentucky and Tennessee bank)              1,236,993               2,196,563
	NR	141,600	Vermont Financial Services Corp.
                          (Vermont bank holding company)             1,518,413               3,929,400
                                                                     4,919,069               8,394,750
HEALTH CARE - 2.60%
	NR	191,800	Morrison Health Care, Inc.
                          (Hospital food and nutrition)              2,426,072               3,428,425
        NR       61,960 Schein (Henry), Inc.*
                          (Healthcare products distributor)            852,547               2,184,090
                                                                     3,278,619               5,612,515
MISCELLANEOUS - 5.47%
	NR	141,100	Alltrista Corp.*
                          (Consumer and industrial products)         2,028,456               4,127,175
	B+	386,483	Jason Inc.*
                          (Nonwoven auto padding)                      558,317               3,043,554
	B	137,000	Sea Containers Ltd. Cl. A
                          (Marine container leasing)                 2,551,199               4,289,813
        B        12,000 Sea Containers Ltd. Cl. B
                          (Marine container leasing)                   218,970                 372,750
                                                                     5,356,942              11,833,292
TECHNOLOGY - 16.13%
	NR	190,800	CATS Software, Inc.*
                          (Financial risk management software)       1,020,003               1,085,175
	B	148,900	CEM Corp.*
                          (Laboratory microwave ovens)               1,588,770               1,609,981
        B-       77,800 CSP Inc.*
                          (Special purpose computers)                  737,776                 612,675
	A-	167,100	Ennis Business Forms, Inc.
                          (Custom business forms)                    1,767,262               1,586,598
	NR	290,500	ESCO Electronics Corp.*
                          (Defense products and systems)             2,365,263               4,756,937
	B+	141,500	Landauer Inc.
                          (Personal radiation exposure
                           monitoring)                               2,549,181               3,785,125
	B-	354,900	MacNeal Schwendler Corp.*
                          (Engineering software products)            3,699,969               3,615,544
	B+	126,200	New England Business Service, Inc.
                          (Business forms)                           2,238,301               3,998,962
	NR	162,600	Nichols Research Corp.*
                          (Technical and engineering services)       1,709,124               3,821,100
	B	212,500	Norstan, Inc.*
                          (Telecommunications equipment)             1,133,380               5,259,375
        NR       19,200 Optek Technology, Inc.*
                          (Optoelectronic and magnetic sensors)        241,838                 369,600
        NR       48,500 Spectrum Control, Inc.*
                          (Electronic components)                      279,045                 257,656
	C	348,700	Titan Corp.*
                          (Communications software for
                           satellites)                               2,061,550               2,244,756
        NR       70,400 Viewlogic Systems Inc.*
                          (Computer-aided engineering software)        725,449               1,874,400
                                                                    22,116,911              34,877,884
TRANSPORTATION & SERVICES - 3.26%
	A	162,800	ABM Industries, Inc.
                          (Building maintenance services)            1,156,505               4,538,050
	B+	139,500	International Shipholding Corp.
                          (Ocean and river freight
                           transportation)                           1,914,838               2,502,281
                                                                     3,071,343               7,040,331
UTILITIES - 0.15%
        B+        9,100 E'town Corp.
                          (Water company)                              309,573                 321,344

TOTAL COMMON STOCKS - 97.56%                                       139,183,995             210,909,061

                                                                                          MARKET VALUE
FACE AMOUNT            DESCRIPTION                                    COST                (NOTE 1-A)
REPURCHASE AGREEMENT - 2.22%
$4,810,000		UMB Bank, n.a.,
                          5.00%, due December 1, 1997
                          (Collateralized by $4,625,000
                           U.S.Treasury Notes,
                           8.875%, due February 15, 1999)       $    4,810,000          $    4,810,000

TOTAL INVESTMENTS - 99.78%                                      $  143,993,995             215,719,061

Other assets less liabilities - 0.22%                                                          475,168


TOTAL NET ASSETS - 100.00%
	(equivalent to $21.22 per share; 20,000,000 shares of
	$1.00 par value capital shares authorized;
        10,186,711 shares outstanding)                                                  $  216,194,229


For federal income tax purposes, the identified cost of investments owned at November 30, 1997, was $144,137,518.

Net unrealized appreciation for federal income tax purposes was $71,581,543, which is comprised of unrealized appreciation of $79,073,916 and unrealized depreciation of $7,492,373.

 *Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.

  NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1997

ASSETS:
  Investments in securities:
    Common stocks, at market value
     (identified cost $139,183,995)                             $  210,909,061
    Repurchase agreement, at cost - approximates
     market value                                                    4,810,000
      Total investments                                            215,719,061

    Dividends receivable                                                27,087
    Receivable for investments sold                                    492,856
      Total assets                                                 216,239,004

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                        44,775
      Total liabilities                                                 44,775
NET ASSETS                                                      $  216,194,229

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                   $  114,014,685
  Accumulated undistributed income:
    Undistributed net investment income                              1,547,951
    Undistributed net realized gain on investment transactions      28,906,527
  Net unrealized appreciation in value of investments               71,725,066
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                     $  216,194,229

Capital shares, $1.00 par value
  Authorized                                                        20,000,000

  Outstanding                                                       10,186,711

NET ASSET VALUE PER SHARE                                       $        21.22

See accompanying Notes to Financial Statements.


STATEMENT OF OPERATIONS
Year Ended November 30, 1997

INVESTMENT INCOME:
  Income:
    Dividends                                                   $    2,314,301
    Interest                                                           500,104
                                                                     2,814,405
   Expenses (Note 2):
     Management fees                                                 2,176,042
     Registration fees and expenses                                     23,317
                                                                     2,199,359
       Net investment income (Note 1-B)                                615,046

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding maturities of
    short-term commercial notes and repurchase agreements):
    Proceeds from sales of investments                              76,953,173
    Cost of investments sold                                        52,497,539
      Net realized gain from investment transactions                 4,455,634
  Unrealized appreciation of investments:
    Beginning of year                                               38,466,662
    End of year                                                     71,725,066
      Unrealized appreciation of investments during the year        33,258,404
      Net gain on investments                                       57,714,038
      Increase in net assets resulting from operations          $   58,329,084

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1997

                                                                    1997                    1996
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                        $       615,046          $      742,501
  Net realized gain from investment transactions                    24,455,634              31,521,775
  Unrealized appreciation of investments during the year            33,258,404               5,782,109
    Net increase in net assets resulting from operations            58,329,084              38,046,385
Net equalization included in the price of shares issued and
 redeemed                                                             (96,565)               (157,879)

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                -                   (1,319,193)
  Net realized gain from investment transactions                  (27,062,211)            (21,392,199)
    Total distributions to shareholders                           (27,062,211)            (22,711,392)

DECREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                          9,795,696              13,034,598
  Net asset value of shares issued for reinvestment of
   distributions                                                    25,690,076              21,744,139
                                                                    35,485,772              34,778,737
  Cost of shares repurchased                                      (52,241,446)            (50,016,203)
    Net decrease from capital share transactions                  (16,755,674)            (15,237,466)
      Total increase (decrease) in net assets                       14,414,634                (60,352)

NET ASSETS:
  Beginning of year                                                201,779,595             201,839,947
  End of year (including undistributed net investment income
    of $1,547,951 in 1997 and $1,029,470 in 1996)               $  216,194,229          $  201,779,595

*Shares issued and repurchased:
   Number of shares sold                                               551,597                 759,602
   Number of shares issued for reinvestment of distributions         1,587,767               1,403,753
                                                                     2,139,364               2,163,355
   Number of shares repurchased                                    (2,853,445)             (2,898,376)
     Net decrease                                                    (714,081)               (735,021)

**Distributions to shareholders:
    Income dividends per share                                  $         -             $        .1137
    Capital gains distribution per share                        $         2.66          $       1.8433

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Common stocks traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used. Common stocks traded over-the-counter are valued at the average of the last reported bid and asked prices.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $27,062,211 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.


D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of 1.5% per annum of the average daily net asset value of the Fund up to $30,000,000 and 1% per annum of net assets in excess of that amount. Such fees are paid for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended November 30, 1997 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

	Purchases		$  43,314,578
        Proceeds from sales        76,953,173


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout each year.

                                                                 Years Ended November 30,
                                                       1997      1996       1995       1994      1993
Net asset value, beginning of year                  $  18.51  $  17.35   $  16.64   $  17.20  $  17.04

  Income from investment operations:
    Net investment income                               .058      .057       .101       .032      .057
    Net gains or losses on securities
     (both realized and unrealized)                    5.312     3.060      2.342       .569     2.520
  Total from investment operations                     5.370     3.117      2.443       .601     2.577

  Less distributions:
    Dividends from net investment income                -       (.114)     (.038)     (.054)    (.087)
    Distributions from capital gains                 (2.660)   (1.843)    (1.695)    (1.107)   (2.330)
  Total distributions                                (2.660)   (1.957)    (1.733)    (1.161)   (2.417)
Net asset value, end of year                        $  21.22  $  18.51   $  17.35   $  16.64  $  17.20

Total return                                          33.49%    20.17%     16.42%      3.70%    17.25%


Ratios/Supplemental Data

Net assets, end of year (in millions)               $    216  $    202   $    202   $    188  $    217
Ratio of expenses to average net assets                1.08%     1.08%      1.09%      1.08%     1.09%
Ratio of net investment income to average net assets    .30%      .35%       .67%       .22%      .33%
Portfolio turnover rate                                  22%       24%        13%        15%       17%
*Average commission paid per equity share traded    $  .0449  $  .0419       -          -         -

*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
Babson Enterprise Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Enterprise Fund, Inc., as of November 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Enterprise Fund, Inc. at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Ernst & Young LLP

Kansas City, Missouri
December 29, 1997


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS

Larry D. Armel
Francis C. Rood
William H. Russell
H. David Rybolt

OFFICERS

Larry D. Armel
  President
P. Bradley Adams
  Vice President & Treasurer
Michael A. Brummel
  Vice President
Martin A. Cramer
  Vice President & Secretary
Constance E. Martin
  Vice President
Peter C. Schliemann
  Vice President-Portfolio


INVESTMENT COUNSEL

David L. Babson & Co. Inc.
Cambridge, Massachusetts

INDEPENDENT AUDITORS

Ernst & Young, LLP
Kansas City, Missouri

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young
Philadelphia, Pennsylvania

John G. Dyer
Kansas City, Missouri

CUSTODIAN

UMB Bank, n.a.
Kansas City, Missouri



EQUITIES
Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

FIXED INCOME
Bond Trust
Money Market Fund
Tax-Free Income Fund


*Closed to new investors.


Jones & Babson
Mutual Funds

BMA Tower
700 Karnes Blvd.
Kansas City, MO 64108-3306
816-751-5900
1-800-4-BABSON
(1-800-422-2766)
http://www.jbfunds.com